UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2012

Talon Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer
Identification No.)
2207 Bridgepointe Parkway, Suite 250
San Mateo, CA 94404
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2010, the contents of which are incorporated by reference herein, on January 9, 2012, Talon Therapeutics, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (together, the “WP Purchasers”), and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited (collectively, the “Deerfield Purchasers,” and together with the WP Purchasers, the “Purchasers”), whereby the Company issued and sold to the Purchasers an aggregate of 110,000 shares of its Series A-2 Convertible Preferred Stock at a purchase price of $100 per share, and pursuant to which the Purchasers have the right, but not the obligation, to purchase up to 600,000 shares of the Company’s Series A-3 Convertible Preferred Stock (the “Series A-3 Preferred”) at a purchase price of $100 per share, in one or more tranches of at least 50,000 shares of Series A-3 Preferred per tranche (such minimum number of shares per tranche, the “Minimum Series A-3 Additional Investment”).

On July 3, 2012, the Company and the Purchasers entered into Amendment No. 1 to the Investment Agreement (the “Amendment”), pursuant to which the Minimum Series A-3 Additional Investment was reduced from 50,000 shares of Series A-3 Preferred to 30,000 shares of Series A-3 Preferred.  The foregoing summary of the Amendment is qualified in its entirety by reference to the complete agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 of this report are incorporated by reference hereto.  On July 3, 2012, pursuant to the terms of the Investment Agreement, as amended, the Company issued and sold to the Purchasers an aggregate of 30,000 shares of Series A-3 Preferred at a price per share of $100, for aggregate proceeds of $3,000,000.  The offer and sale of such shares constituted a private placement under Section 4(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.  No general solicitation was involved in connection with the offer and sale of such shares, and each of the Purchasers has represented to the Company that it is an “accredited investor.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated July 3, 2012, to Investment Agreement dated January 9, 2012, among the Company and the Purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talon Therapeutics, Inc.

Date: July 5, 2012	By:	/s/ Craig W. Carlson
Craig W. Carlson
Sr. Vice President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
10.1	Amendment No. 1, dated July 3, 2012, to Investment Agreement dated January 9, 2012, among the Company and the Purchasers named therein.

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